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                                                                     Exhibit 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated April 7, 2004 in the Amendment No. 2 to the Registration Statement (File No. 333-114008) and related Prospectus of Claymore Securities Defined Portfolios, Series 173.


                                        /s/ Grant Thornton LLP
                                        ------------------------
                                        GRANT THORNTON LLP

Chicago, Illinois
April 7, 2004